UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2011

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2011, the Board of Directors of ACCO Brands Corporation (the “Company”) approved an amendment (the “Amendment”) to the Restricted Stock Unit Award Agreement, dated February 24, 2011, between the Company and the Company’s Chairman and Chief Executive Officer, Robert J. Keller (the “RSU Agreement”).  The Amendment provides that the consummation of the proposed merger contemplated by the Agreement and Plan of Merger, dated as of November 17, 2011, among the Company, MeadWestvaco Corporation and the other parties thereto will not cause the restricted stock units granted to Mr. Keller under the RSU Agreement (the “RSUs”) to become fully vested and payable.  The Amendment further provides that in the event of Mr. Keller’s involuntary separation from service by the Company without cause at or after the consummation of the proposed merger, all unvested RSUs will become fully vested and nonforfeitable.

The foregoing summary of the principal terms of the Amendment, which uses certain terms that are further defined in the Amendment, the RSU Agreement and the Company’s 2011 Amended and Restated Incentive Plan, is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1—Amendment to Restricted Stock Unit Award Agreement, made and entered into as of December 7, 2011, between ACCO Brands Corporation and Robert J. Keller

Additional Information

In connection with the proposed merger referenced in Item 5.02 above, the Company will file a registration statement on Form S-4 with the SEC.  This registration statement will include a proxy statement of the Company that also constitutes a prospectus of the Company, and will be sent to the shareholders of the Company. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company and the proposed merger.  The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov or can be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This report is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC.  Information about the directors and executive officers of the Company may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 24, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: December 12, 2011	By:	/s/Steven Rubin
Name: Steven Rubin
Title: Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
10.1	Amendment to Restricted Stock Unit Award Agreement, made and entered into as of December 7, 2011, between ACCO Brands Corporation and Robert J. Keller